                                                                       EXHIBIT 1

                                                                  EXECUTION COPY


                                 $1,500,000,000

                            NATIONAL RURAL UTILITIES
                         COOPERATIVE FINANCE CORPORATION

                     6.00% Collateral Trust Bonds, due 2006



                             Underwriting Agreement


                                                                    May 16, 2001


Lehman Brothers Inc.
J.P. Morgan Securities Inc.
     As Representatives of the several Underwriters
In care of Lehman Brothers Inc.
3 World Financial Center
New York, NY 10285


Ladies and Gentlemen:

                  National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (the "Company"), proposes to issue $1,500,000,000 principal amount of its 6.00% Collateral Trust Bonds due 2006 (the "Bonds"), to be issued under and secured by an Indenture dated as of February 15, 1994, between the Company and U.S. Bank National Association, as successor trustee (the "Trustee"). Such Indenture, as amended by any supplemental indenture, is hereinafter called the "Indenture". The Bonds are more fully described in the Registration Statement and in the Prospectus hereinafter mentioned. The Bonds will be issued in fully registered form only, in denominations of $1,000 and any integral multiple thereof.

                  You have advised us (i) that you and any other firms and corporations named in Schedule I attached hereto (you and such firms and corporations being hereinafter called the Underwriters, which term shall also include any underwriter substituted as provided in Section 14 hereof), acting severally and not jointly, are willing to purchase, on the terms and conditions hereinafter set forth, the respective principal amounts of the Bonds, aggregating $1,500,000,000 principal amount thereof, specified in such Schedule I, and (ii) that you are authorized, on behalf of yourselves and the other Underwriters, to enter into this


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                             Underwriting Agreement

Agreement. Terms used but not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                1. Certain Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as follows:

                (a) Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") Registration Statement No. 333-51308 and Registration Statement No. 333-38234 for the registration under the Securities Act of 1933 (the "Securities Act") of the Bonds (including a prospectus relating thereto) and may have filed one or more amendments thereto (including one or more amended or supplemental prospectuses) and such registration statements and any such amendments have become effective. A prospectus supplement relating to the Bonds, including a prospectus (together, the "Prospectus"), has been prepared and will be filed pursuant to Rule 424 under the Securities Act. The Company will not file any other amendment of such registration statements or such prospectus or any supplement to such prospectus on or after the date of this Agreement and prior to the date and time of delivery of and payment for the Bonds referred to in
Section 3 hereof (the "Closing Date"), except with your approval. Such registration statements, including financial statements and exhibits, at the time they became effective, are hereinafter called the "Registration Statement". Any reference in this Agreement to the Prospectus as amended or supplemented shall include, without limitation, any prospectus filed with the Commission pursuant to Rule 424 of the Commission under the Securities Act which amends or supplements the Prospectus. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the effective date of the Registration Statement or the date of such Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement, or the date of any Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                (b) Accuracy of Registration Statement. At all times subsequent to the date of this Agreement up to and including the Closing Date, and when any post-effective amendment thereof shall become effective, the Registration


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                             Underwriting Agreement



Statement (and the Registration Statement as amended if any post-effective amendment thereof shall have become effective) will comply in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, at all times subsequent to the date of this Agreement up to and including the Closing Date, the Prospectus (and the Prospectus as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto) will fully comply with the provisions of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this paragraph (b) shall apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939 (the "Trust Indenture Act"), of the Trustee or (ii) statements in, or omissions from, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto made in reliance upon and in conformity with information furnished as herein stated or otherwise furnished in writing to the Company by or on behalf of any Underwriter through you for use in connection with the preparation of the Registration Statement or the Prospectus or any such amendment or supplement.

                (c) Accountants. The accountants who have certified or shall certify the financial statements filed and to be filed with the Commission as parts of the Registration Statement and the Prospectus are independent with respect to the Company as required by the Securities Act and rules and regulations of the Commission thereunder.

                (d) Due Incorporation. The Company has been duly incorporated and is now, and on the Closing Date will be, a validly existing cooperative association in good standing under the laws of the District of Columbia, duly qualified and in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires it to be qualified (or the failure to be so qualified will not have a material adverse effect upon the business or condition of the Company), and the Company has the corporate power and holds all valid permits and



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                             Underwriting Agreement



other required authorizations from governmental authorities necessary to carry on its business as now conducted and as to be conducted on the Closing Date and as contemplated by the Prospectus.

                (e) Material Changes. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth therein, there has not been any material adverse change in the condition, financial or other, or the results of operations of the Company, whether or not arising from transactions in the ordinary course of business.

                (f) Litigation. On the date hereof, except as set forth in the Prospectus, the Company does not have any litigation pending of a character which in the opinion of counsel for the Company referred to in Section 13(c) hereof could result in a judgment or decree having a material adverse effect on the condition, financial or other, or the results of operations of the Company.

                (g) Legality. On the Closing Date, the Bonds will be duly and validly authorized, and no further authorization, consent or approval of the members and no further authorization or approval of the Board of Directors of the Company or any committee thereof will be required for the issuance and sale of the Bonds as contemplated herein; and neither such issuance or sale of the Bonds nor the consummation of any other of the transactions herein contemplated will result in a breach by the Company of any terms of, or constitute a default under, any other agreement or undertaking of the Company.

                (h) No Stop Order. The Commission has not issued and, to the best knowledge of the Company, is not threatening to issue any order preventing or suspending the use of the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto).

                (i) Regulation. The Company is not required to be registered as an investment company under the Investment Company Act of 1940 and is not subject to regulation under the Public Utility Holding Company Act of 1935.

                2. Agreement to Purchase. Subject to the terms and conditions and upon the representations and warranties herein set forth, the Company agrees to sell to you and any other Underwriters, severally and not jointly, and you and such other Underwriters, severally and not jointly, agree to purchase from the Company, the 6.00% Collateral Trust Bonds


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                             Underwriting Agreement


due 2006, at 99.19% of the principal amount thereof, in the principal amounts of the Bonds set forth opposite the names of the Underwriters in Schedule I hereto, aggregating $1,500,000,000 principal amount thereof.

                3. Closing. Delivery of and payment for the Bonds shall be made at the office of Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, at 9:30 a.m., New York City time, on May 23, 2001, or such later date (not later than May 31, 2001) as you, as Representatives of the Underwriters, shall designate, which date and time may be postponed by agreement between you, as such Representatives, and the Company or as provided in Section 14 hereof. Delivery of the Bonds shall be made to you, for the respective accounts of the several Underwriters, against payment by the several Underwriters through you of the purchase price thereof, to or upon the order of the Company by certified or official bank check or checks payable, or wire transfers, in immediately available funds. The Bonds shall be delivered in definitive global form through the facilities of The Depository Trust Company ("DTC").

                4. Prospectuses. The Company has caused to be delivered to you, as Representatives of the Underwriters, copies of the Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act. The Company agrees to deliver to you, as Representatives of the Underwriters, without charge, from time to time during such period as in the opinion of Cravath, Swaine & Moore, counsel for the Underwriters, the Prospectus as required by law to be delivered in connection with sales by an Underwriter or dealer, as many copies of the Prospectus (and, in the event of any amendment of or supplement to the Prospectus, of such amended or supplemented Prospectus) as you, as Representatives of the Underwriters, may reasonably request. If, at any time during the period in which the Company is required to deliver copies of the Prospectus, as provided in this Section 4, any event known to the Company relating to or affecting the Company shall occur which should be set forth in an amendment of or supplement to the Prospectus in order to make the statements in the Prospectus not misleading in the light of the circumstances at the time it is delivered to the purchaser, or it shall be necessary to amend or supplement the Prospectus to comply with law or with the rules and regulations of the Commission, the Company, at its expense, will forthwith prepare and furnish to you for distribution to the Underwriters and dealers a reasonable number of copies of an amendment or amendments of or a supplement or supplements to the Prospectus which will so

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                             Underwriting Agreement



amend or supplement the Prospectus that, as amended or supplemented, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements in the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, and will comply with law and with such rules and regulations. The Company authorizes the Underwriters and all dealers effecting sales of the Bonds to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Bonds in accordance with applicable provisions of the Securities Act and the applicable rules and regulations thereunder for the period during which the Company is required to deliver copies of the Prospectus as provided in this Section 4.

                5. Commission Proceedings as to Registration Statement. The Company agrees to advise you promptly, as Representatives of the Underwriters, and to confirm such advice in writing (a) when any post-effective amendment of the Registration Statement shall have become effective and when any further amendment of or supplement to the Prospectus shall be filed with the Commission,
(b) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for additional information and (c) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the initiation of any proceedings for that purpose. The Company will use every reasonable effort to prevent the issuance of such a stop order and, if any such order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

                6. Blue Sky. The Company will diligently endeavor, when and as requested by you, to qualify the Bonds, or such portion thereof as you may request, for offering and sale under the securities or blue sky laws of any jurisdictions which you shall designate.

                7. Earnings Statement. The Company agrees to make generally available to its security holders, in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder, an earnings statement of the Company (which need not be audited) in reasonable detail and covering a period of at least twelve months beginning after the effective date of the Registration Statement.

                8. Listing. The Company will use its best efforts to (a) comply in all material respects with the listing requirements of the Luxembourg Stock Exchange and



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                             Underwriting Agreement



(b) complete the listing of the Bonds to be sold by the Company on such exchange prior to the Closing Date.

                9. Clearance and Settlement. The Company will cooperate with the Underwriters to permit the Bonds to be eligible for clearance and settlement through DTC, Clearstream Banking and Euroclear Bank S.A./N.V.

                10. Expenses. The Company agrees to pay all fees and expenses in connection with (a) the preparation, printing and filing of the Registration Statement (including all exhibits to the Registration Statement), the Prospectus and any amendments thereof and supplements thereto, and the furnishing of copies of each thereof to the Underwriters (including costs of mailing and shipment), (b) the issuance of the Bonds, (c) the rating of the Bonds by rating agencies, (d) the delivery of the Bonds to you in New York City for the respective accounts of the several Underwriters, (e) the qualifying of the Bonds as provided in Section 6 hereof and the determination of the eligibility of the Bonds for investment under the laws of such jurisdictions as you may designate (including fees of not more than $10,000 and disbursements of counsel for the Underwriters in connection therewith), (f) the costs incident to the listing of the Bonds on the Luxembourg Stock Exchange and (g) any fees of a book-entry depositary listing agent, paying agent or transfer agent.

                11. Offering Restrictions. Each of the Underwriters agrees to abide by the following offering restrictions:

                (a)     United Kingdom. It and each of its affiliates:

                        (i) has not offered or sold, and will not offer or sell, in the United Kingdom any Bonds prior to the date which is six months after their date of issue, and will not offer or sell in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

                        (ii) has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in


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                             Underwriting Agreement




                relation to the Securities in, from or otherwise involving the United Kingdom; and


                        (iii) has only issued or passed on, and will only issue or pass on, to any person in the United Kingdom, any document received in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

                (b) The Netherlands. It and each of its affiliates has not publicly promoted and will not publicly promote the offer or sale of the Bonds by conducting a generalized advertising or cold-calling campaign within or outside The Netherlands.

                (c) Japan. It and each of its affiliates has not offered or sold, and will not offer or sell directly or indirectly, any of the Bonds in or to residents of Japan or to any persons for reoffering or resale, directly or indirectly, in Japan or to any resident of Japan, except pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan (the "SEL") available thereunder and otherwise in compliance with the SEL and the other relevant laws, regulations and guidelines of Japan.

                12.     Indemnities.

                (a) By the Company. The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or common law, and to reimburse the Underwriters and such controlling persons, as incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) any untrue statement or alleged untrue statement of a material fact contained in the

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                             Underwriting Agreement


Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto), if used within the period during which the Underwriters are authorized to use the Prospectus as provided in Section 4 hereof, or the omission or alleged omission to state therein (if so used) a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 12(a) shall not apply to any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated in Section 15 or otherwise furnished in writing to the Company by or on behalf of any Underwriter through you for use in connection with the preparation of the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto, or was contained in that part of the Registration Statement constituting the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee; provided, further, that, with respect to any untrue statement or alleged untrue statement made in, or omission or alleged omission from, the Prospectus, the indemnity agreement contained in this Section 12(a) with respect to the Prospectus shall not inure to the benefit of any Underwriter (or the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased the Bonds which are the subject thereof, if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented if the Company shall have made any amendments thereof or supplements thereto which shall have been furnished to you, as Representatives of the Underwriters, or to such Underwriter prior to the time of the below-written confirmation), excluding the documents incorporated therein by reference, at or prior to the written confirmation of the sale of such Bonds to such person in any case where delivery of the Prospectus is required under the Securities Act and the rules and regulations of the Commission thereunder and any untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Prospectus (or the Prospectus as amended or supplemented).


                (b) By the Underwriters. Each Underwriter agrees, in the manner and to the same extent as set forth in Section 12(a) hereof, to indemnify and hold harmless the Company, each person, if any, who controls the Company


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                             Underwriting Agreement



within the meaning of Section 15 of the Securities Act, the directors of the Company and those officers of the Company who shall have signed the Registration Statement, with respect to any statement in or omission from the Registration Statement or any post-effective amendment thereof or the Prospectus (as amended or supplemented, if so amended or supplemented), if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated in Section 15 or otherwise furnished in writing to the Company through you on behalf of such Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto.

                (c) General. Each indemnified party will, within ten days after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained in this
Section 12, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability which it may have to such indemnified party on account of the indemnity agreement contained in this Section 12 or otherwise. Except as provided in the next succeeding sentence, in case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice in writing from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party under this Section 12 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Such indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) such indemnified party shall have been advised by such counsel that there are material legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such

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                             Underwriting Agreement


indemnified party) or (iii) the indemnifying party shall not have assumed the defense of such action and employed counsel therefor satisfactory to such indemnified party within a reasonable time after notice of commencement of such action, in any of which events such fees and expenses shall be borne by the indemnifying party. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnified party shall effect the settlement or compromise of, or consent of the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder without the consent of the indemnifying party (which consent shall not be unreasonably withheld).

                (d) Contribution. If the indemnification provided for in this Section 12 shall for any reason be unavailable to an indemnified party under Section 12(a) or 12(b) hereof in respect of any loss, claim, damage or liability or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Bonds (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the

                             Underwriting Agreement




Underwriters with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 12(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 12(d) shall be deemed to include, for purposes of this Section 12(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 12(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 12(d) are several in proportion to their respective underwriting obligations and not joint.

                (e) Survival of Indemnities. The respective indemnity and contribution agreements of the Company and the Underwriters contained in this
Section 12, and the representations and warranties of the Company set forth in
Section 1 hereof, shall remain operative and in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any Underwriter or any such controlling person or the Company or any such controlling person, director or officer, and shall survive the delivery of the Bonds, and any successor of any Underwriter or of any such controlling person or of the Company, and any legal representative of

                             Underwriting Agreement



any such controlling person, director or officer, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

                13. Conditions to Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of and compliance with the representations and warranties of the Company contained in
Section 1 hereof, as of the date hereof and as of the Closing Date, and to the following further conditions:

                (a) Effectiveness of Registration Statement. No stop order suspending the effectiveness of the Registration Statement or qualification of the Indenture shall be in effect on the Closing Date, and no proceedings for the issuance of such an order shall be pending or, to the knowledge of the Company or you, threatened by the Commission on the Closing Date.

                (b) Opinion of Counsel for the Underwriters. You, as Representatives of the Underwriters, shall have received from Cravath, Swaine & Moore an opinion and letter, each dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Bonds, the form of the Registration Statement and of the Prospectus (other than financial statements and other financial data) and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (c) Opinion of Counsel for the Company. The Company shall have furnished to you, as Representatives of the Underwriters, on the Closing Date, the opinion, addressed to the Underwriters and dated the Closing Date, of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Company, which opinion shall be satisfactory in form and scope to counsel for the Underwriters, to the following effect:

                        (i) the Company has been duly incorporated and is validly existing as a cooperative association in good standing under the laws of the District of Columbia with corporate power to conduct its business as described in the Registration Statement;

                        (ii) the issuance and sale of the Bonds by the Company pursuant to this Agreement have been duly and validly authorized by all necessary corporate

                             Underwriting Agreement



                action; and no authorization, consent, order or approval of, or filing or registration with, or exemption by, any government or public body or authority (including, without limitation, the Rural Utilities Service) of the United States, of the State of New York or any department or subdivision thereof or to the best of such counsel's knowledge any court, other than such as may be required under State securities or blue sky laws and other than registration of the Bonds under the Securities Act and qualification of the Indenture under the Trust Indenture Act, is required for the validity of the Bonds or for the issuance, sale and delivery of the Bonds by the Company pursuant to this Agreement or for the execution and delivery of this Agreement by the Company;

                        (iii) the Indenture has been duly authorized by the Company, has been duly qualified under the Trust Indenture Act, constitutes an instrument valid and binding on the Company and enforceable in accordance with its terms, and the Indenture Trustee has a valid first perfected security interest in the Mortgage Notes in its possession in New York and, subject to the requirements of Section 9-306 of the New York Uniform Commercial Code, in the proceeds thereof, subject only to the exceptions permitted by the Indenture, pledged pursuant to the Indenture (except that no opinion need be expressed as to the lien on the Mortgages, as defined in the Indenture, so pledged);

                        (iv) the Bonds are in the forms provided for in the Indenture, and, assuming due execution of the Bonds on behalf of the Company and authentication thereof by the Trustee, the Bonds constitute valid and binding obligations of the Company enforceable in accordance with their terms and are entitled to the benefits of the Indenture;

                        (v) this Agreement has been duly authorized, executed and delivered by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of any terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company or any indenture, deed of trust, note, note agreement or other agreement or instrument known to such counsel, after due inquiry, to which the Company

                             Underwriting Agreement




                is a party or by which the Company or any of its properties is bound or affected;

                        (vi) the Bonds and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement;

                        (vii)   the Registration Statement (and any
                post-effective amendment thereof) has become and is effective under the Securities Act and the Bonds have become registered under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated, and the Registration Statement (and any post-effective amendment thereof), the Prospectus and each amendment thereof or supplement thereof (except for the financial statements and other financial data included therein as to which such counsel need express no opinion) when they became effective or were filed with the Securities and Exchange Commission complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the rules and regulations issued thereunder;

                        (viii) based upon such counsel's participation in the preparation of the Registration Statement, the Prospectus and documents incorporated by reference therein, such counsel's discussions with certain officers and employees of the Company, such counsel's conferences with representatives of the Company's independent Certified Public Accountants and such counsel's representation of the Company, and while such counsel does not pass on or assume any responsibility for the accuracy, completeness or fairness thereof, nothing has come to such counsel's attention that causes it to believe that either the Registration Statement (or any post-effective amendment thereof) as of the date it became effective, or the Prospectus and each supplement thereto as of the Closing Date (except in each case for the financial or statistical data included therein, as to which such counsel expresses no view) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not

                             Underwriting Agreement




                misleading, and such counsel does not know of any litigation or any governmental proceeding instituted or threatened against the Company required to be disclosed in the Registration Statement or Prospectus and which is not disclosed therein;

                        (ix) the Company is not required to be registered as an investment company under the Investment Company Act of 1940;

                        (x) the Company is not subject to regulation under the Public Utility Holding Company Act of 1935; and

                        (xi) the Company is not a public utility as defined in the Federal Power Act and is not a natural gas company as defined in the Natural Gas Act.

                If the certification referred to in clause (ix) of subsection 13(f) below indicates that the Pledged Property includes collateral other than Mortgage Notes, the opinion referred to in clause (iii) above shall also address the security interest of the Indenture Trustee in the Pledged Property (and in the proceeds thereof) in form reasonably satisfactory to you.

                The foregoing opinion may contain qualifications to the effect that any sale or transfer by the Trustee under the Indenture of any Pledged Property (other than a transfer into the name of the Trustee or a nominee thereof) may be subject to the provisions of the Securities Act and other applicable securities laws and regulations promulgated thereunder, and, insofar as such opinion relates to the enforceability of the Bonds and the Indenture, the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and by general principals of equity (regardless of whether considered in a proceeding in equity or at law), including without limitation (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing. In addition, the Company's obligations and the rights and remedies of the Trustee and the Bondholders may be subject to possible limitations on the exercise of remedial or procedural provisions contained in the Indenture (provided that such

                             Underwriting Agreement



        limitations do not, in the opinion of such counsel, make inadequate the remedies afforded thereby for the practical realization of the substantive benefits provided for in the Bonds and the Indenture).

                In rendering the foregoing opinion, Milbank, Tweed, Hadley & McCloy LLP may rely as to matters of the law of the District of Columbia upon the opinion of John Jay List, Esq., General Counsel of the Company, addressed to the Underwriters and dated the Closing Date, satisfactory in form and scope to counsel for the Underwriters. If Milbank, Tweed, Hadley & McCloy LLP shall so rely upon the opinion of John Jay List, Esq., (i) copies of the opinion so relied upon shall be delivered to you, as Representatives of the Underwriters, and to counsel for the Underwriters and (ii) the opinion required by this Section 13(c) shall also state that Milbank, Tweed, Hadley & McCloy LLP has made an independent investigation of the matters in its opinion covered by the opinion so relied upon and that the Underwriters are justified in relying upon such opinion.

                (d) Opinion of Special Tax Counsel for the Company. The Company shall have furnished to you, as Representatives of the Underwriters, on the Closing Date, the opinion, addressed to the Underwriters and dated the Closing Date, of Hunton & Williams, which shall be satisfactory in form and scope to counsel for the Underwriters, with respect to the disclosure contained in the Prospectus under the caption "U.S. Taxation" insofar as such disclosure describes or summarizes matters of U.S. tax law or constitutes conclusions of U.S. tax law.

                (e) Accountants' Letter. Arthur Andersen LLP shall have furnished to you, as Representatives of the Underwriters, at or prior to the Closing Date, a letter, addressed to the Underwriters and dated the Closing Date, confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission; and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to

                             Underwriting Agreement


        the financial information and other matters covered by its letter delivered to you, as Representatives of the Underwriters, concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter or, if no such letter shall have been delivered to you, the conclusions and findings of such firm, in form and substance satisfactory to you, as Representatives of the Underwriters, with respect to such financial information and other matters as you, as Representatives of the Underwriters, shall reasonably request.

                (f) Officer's Certificate. You shall have received, on the Closing Date, a certificate of the Company dated the Closing Date, signed on its behalf by the President, the Governor or a Vice President of the Company, to the effect that the signer of such certificate has examined the Registration Statement and the Prospectus and that (i) in such person's opinion, as of the effective date of the Registration Statement, the Registration Statement did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus did not contain an untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) since the effective date of the Registration Statement no event has occurred which should have been set forth in an amendment or supplement to the Prospectus but which has not been so set forth, (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or other, or earnings of the Company, whether or not arising from transactions in the ordinary course of business, other than changes which the Registration Statement and the Prospectus indicate might occur after the effective date of the Registration Statement, (iv) the Company has no material contingent obligations which are required to be disclosed in the Registration Statement and the Prospectus and are not disclosed therein, (v) no stop order suspending the effectiveness of the Registration Statement is in effect on the Closing Date and no proceedings for the issuance of such an order have been taken or to the knowledge of the Company are contemplated by the Commission at or prior to the Closing Date, (vi) there are no material

                             Underwriting Agreement



        legal proceedings to which the Company is a party or of which property of the Company is the subject which are required to be disclosed and which are not disclosed in the Registration Statement and the Prospectus, (vii) there are no material contracts to which the Company is a party which are required to be disclosed and which are not disclosed in the Registration Statement or the Prospectus, (viii) the representations and warranties of the Company herein are true and correct as of the Closing Date and (ix) the Pledged Property consists solely of Mortgage Notes or, if such is not the case, a description of the other collateral included in the Pledged Property.

                (g) (i) The Company shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, exclusive of any amendment or supplement thereto after the date hereof, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the members' equity or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, member's equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in your judgment, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated in the Prospectus.

                (h) On or after the date hereof: (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                (i) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension

                             Underwriting Agreement



        or material limitation in trading in securities generally on the New York Stock Exchange or the Luxembourg Stock Exchange, (ii) a banking moratorium on commercial banking activities in New York declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions domestically or internationally (or the effect of international conditions on the financial markets in the United States or the effect of conditions in the United States on international financial markets shall be such) the effect of which, in any such case described in clause (iii) or (iv), is, in your reasonable judgment, to make it impracticable or inadvisable to proceed with the public offering or delivery of the Bonds on the terms and in the manner contemplated in the Prospectus.

                (j) On or prior to the Closing Date, the Company shall have used its best efforts to obtain listing of the Bonds on the Luxembourg Stock Exchange.

                (k) Miscellaneous. The Company shall have taken, on or prior to the Closing Date, all other action, if any, which it is stated in the Registration Statement (or any post-effective amendment thereof) or the Prospectus (as amended or supplemented, if so amended or supplemented) that the Company will take prior to or concurrently with the issuance and delivery of the Bonds, and all agreements herein contained to be performed on the part of the Company on or prior to the Closing Date shall have been so performed.

                (l) Other Documents. The Company shall have furnished to you and to Cravath, Swaine & Moore such further certificates and documents as you or they may have reasonably requested prior to the Closing Date.

If any of the conditions specified in this Section 13 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations of the Underwriters hereunder may be canceled on, or at any time prior to, the Closing Date by you, as Representatives of the Underwriters. Notice of such cancelation shall be given to the Company in writing, or by telegraph, telephone or telex confirmed in writing.

                             Underwriting Agreement



                14. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse on the Closing Date to purchase and pay for the Bonds which it or they have agreed to purchase hereunder, then (a) if the aggregate principal amount of the Bonds which the defaulting Underwriter or Underwriters so agreed to purchase shall not exceed $150,000,000, the nondefaulting Underwriters shall be obligated to purchase the Bonds from the Company, in proportion to their respective obligations hereunder and upon the terms herein set forth, or (b) if the aggregate principal amount of the Bonds which the defaulting Underwriter or Underwriters so agreed to purchase shall exceed $150,000,000, either you, as Representatives of the Underwriters, or the Company shall have the right at any time prior to 9:30 a.m., New York City time, on the next business day after the Closing Date to procure one or more of the other Underwriters, or any others, to purchase such Bonds from the Company, in such amounts as may be agreed upon and upon the terms herein set forth. If within such specified time neither you, as such representative, nor the Company shall have procured such other Underwriters or any others to purchase the Bonds agreed to be purchased by the defaulting Underwriter or Underwriters, this Agreement shall terminate without liability on the part of any nondefaulting Underwriter or of the Company. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 14, the Closing Date may be postponed for such period, not exceeding seven days, as you, as such representative, shall determine in order that any required changes in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken or termination of this Agreement under this Section 14 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                15. Information Furnished by Underwriters. The Company acknowledges that (i) the table of Underwriters and their respective participation in the sale of the Bonds, (ii) the first paragraph under the table of underwriters related to offering price, concessions and reallowances and
(iii) the second paragraph under the table of underwriters related to stabilization, syndicate covering transactions and penalty bids under the heading "Underwriting" in the prospectus supplement portion of the Prospectus, and the last two paragraphs under the heading "Plan of Distribution" in the Prospectus, constitute the only information furnished in writing by you, on behalf of the Underwriters, for inclusion therein, and you, as Representatives of the Underwriters, confirm that such statements are correct.

                             Underwriting Agreement



                16. Termination. This Agreement shall be subject to termination by you, by notice given to the Company prior to delivery of and payment for the Bonds, if prior to such time any of the events described in Sections 13(g), 13(h) or 13(i) occurs.

                17.     Miscellaneous.

                (a) Except as otherwise expressly provided in this Agreement, (i) whenever notice is required by all the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company at its office, Woodland Park, 2201 Cooperative Way, Herndon, Virginia 20171, attention of the Governor, and (ii) whenever notice is required by the provisions of this Agreement to be given to you, as Representatives of the Underwriters or of any of them, such notice shall be in writing addressed to you at your office, Three World Financial Center, New York, New York 10285.

                (b) The Company agrees to furnish to you and to Cravath, Swaine & Moore, without charge, a signed copy of the Registration Statement and each amendment thereof, including all financial statements and all exhibits thereto (except such financial statements and exhibits as are incorporated therein by reference and which shall have been previously furnished to you), and to furnish to each of the other Underwriters, without charge, a copy of the Registration Statement and each amendment thereof, including all financial statements (except such financial statements as are incorporated therein by reference) but without exhibits.

                (c) This Agreement is made solely for the benefit of the several Underwriters and the Company and their respective successors and assigns, and, to the extent provided in Section 12 hereof, any controlling person referred to in such Section 12 and the directors of the Company and those officers of the Company who shall have signed the Registration Statement, and their respective legal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, from any of the Underwriters of the Bonds.

                (d) If this Agreement shall be canceled or terminated by the Underwriters on any of the grounds referred to or specified in Section 13 hereof or because of any failure or refusal on the part of the Company to comply

                             Underwriting Agreement



with any of the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters severally for all their out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by them in connection with the subject matter of this Agreement.

                (e) The term "business day" as used in this Agreement shall mean any day on which the New York Stock Exchange, Inc., is open for trading.

                (f) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

                (g) Section headings have been inserted in this Agreement as a matter of convenience of reference only and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provision of this Agreement.

                             Underwriting Agreement

                  Please confirm that you are acting on behalf of yourself and the other several Underwriters and that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                Very truly yours,

                                NATIONAL RURAL UTILITIES
                                COOPERATIVE FINANCE CORPORATION,

                                by
                                    /s/   Steven L. Lilly
                                -----------------------------------------------
                                Name:     Steven L. Lilly
                                Title:    Senior Vice President
                                          & Chief Financial
                                          Officer


Acting on behalf of ourselves and the other several Underwriters named in
Schedule I attached hereto, we hereby confirm as of the date hereof that this letter correctly sets forth the agreement between the Company and the several
Underwriters:

LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.

by LEHMAN BROTHERS INC.

      by
             /s/   James W. Merli
           ------------------------------------------------
           Name:   James W. Merli
           Title:  Managing Director

                                   SCHEDULE I

                    Underwriting Agreement dated May 16, 2001


                            NATIONAL RURAL UTILITIES
                         COOPERATIVE FINANCE CORPORATION




                                                                                 Principal Amount of 6.00% Collateral
                                                                                     Trust Bonds due 2006 To Be
                                  Underwriter                                                 Purchased
                                  -----------                                                 ---------
Lehman Brothers Inc. ........................................................                $600,000,000
                                                                                              -----------

J.P. Morgan Securities Inc...................................................                 600,000,000
                                                                                              -----------

ABN AMRO Incorporated........................................................                  75,000,000
                                                                                               ----------

Banc of America Securities LLC...............................................                  45,000,000
                                                                                               ----------

Barclays Capital Inc.........................................................                  45,000,000
                                                                                               ----------

BNP Paribas Securities Corp..................................................                  45,000,000
                                                                                               ----------

Mizuho International plc.....................................................                  45,000,000
                                                                                               ----------

Tokyo-Mitsubishi International plc...........................................                  45,000,000
                                                                                               ----------

      Total..................................................................              $1,500,000,000
                                                                                            =============